UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: (215) 639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HCSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 3, 2024, the Board of Directors of Healthcare Services Group, Inc. (“HCSG” or the “Company”) approved the appointment of Vikas Singh as the Company’s Executive Vice President and Chief Financial Officer, effective the same day. Andrew M. Brophy, who has served as the Company’s Principal Financial & Accounting Officer since 2021, will continue in his role as Senior Vice President, Controller and Chief Accounting Officer.

Prior to his appointment as Executive Vice President and Chief Financial Officer of the Company, Mr. Singh, age 47, served as a Managing Director of Leveraged Finance & Capital Markets at Bank of America Securities. Prior to that he worked in the Financial Sponsors Group at Credit Suisse and in the Asia-Pacific Credit Card Group at Citibank. Mr. Singh began his career with GSK’s Consumer Healthcare Division and held roles in Sales Management and as National Brand Manager within the marketing organization. Mr. Singh holds a BA in Economics from The University of Delhi, a PGDM from The Indian Institute of Management, Calcutta and an MBA in Accounting and Finance from The University of Chicago Booth School of Business.

There are no arrangements or understandings between Mr. Singh and any person pursuant to which he was appointed as an executive officer of the Company. There have been no transactions or proposed transactions by the Company in which Mr. Singh has had or is to have a direct or indirect material interest that would be reportable under Item 404(a) of Regulation S-K. There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Singh and any of the Company’s other executive officers or directors.

Mr. Singh is eligible for the same employee benefit plans and programs provided by the Company to other executive officers, notably the Company’s Amended 2020 Omnibus Incentive Plan, which is detailed in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission on February 16, 2024. There are no other material plans, contracts or arrangements entered into, adopted or otherwise commenced as a result of Mr. Singh’s appointment as Executive Vice President and Chief Financial Officer.

Item 7.01	Regulation FD Disclosure

A copy of the Company’s press release relating to the announcement described in Item 5.02, dated September 9, 2024, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

( d )    Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release dated September 9, 2024, issued by Healthcare Services Group, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: September 9, 2024	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: General Counsel, Chief Compliance Officer & Secretary